UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

ONCOBIOLOGICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS OF ONCOBIOLOGICS, INC. October 26, 2017PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.COMPANY NUMBERVote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.ACCOUNT NUMBERIN PERSON - You may vote your shares in person by attending the Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofStockholders to be held October 26, 2017The Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/20743Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.00003333300000001000 8102617THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING NOMINEES AND "FOR" PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Proposal 1 To elect the following nominees to Class I of the Company’s board of directors:01 Albert D. Dyrness02 Kurt J. Hilzinger03 Faisal G. SukhtianProposal 2 To ratify the selection of KPMG LLP as IndependentRegistered Public Accounting Firm for Fiscal 2017Proposal 3 To approve, as required by and in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), the issuance of securities that represent greater than 20% of our pre-transaction outstanding common stock, in a private placement, at a price less than the greater of book or market value, and the change in control of our Company in connection therewith. FOR AGAINST ABSTAIN THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of StockholderDate:Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.